UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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OOMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts OOMA, INC. 2021 Annual Meeting Vote by June 1, 2021 11:59 PM ET OOMA, INC. 525 ALMANOR AVENUE SUITE 200 SUNNYVALE, CA 94085 D50847-P55026 You invested in OOMA, INC. and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 2, 2021. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 2, 2021 11:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/ooma2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect three Class III directors to hold office until the 2024 annual meeting of stockholders or until their respective successors are elected and qualified: Nominees: 01) Andrew Galligan 02) Judi A. Hand 03) William Pearce For 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending January 31, 2022. For 3. To approve a non-binding advisory vote on the compensation of our named executive officers as described in the Proxy Statement. For 4. To determine by a non-binding advisory vote whether future non-binding advisory votes to approve the compensation of our named executive officers should be held every one, two or three years. Year NOTE: The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Our Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement, FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm as described in Proposal No. 2 of the Proxy Statement, FOR the compensation of our named executive officers as described in Proposal No. 3 of the Proxy Statement and TO SELECT the ONE-YEAR frequency of future nonbinding advisory votes to approve the compensation of our named executive officers. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery” D50848-P55026